Caterpillar Financial Asset Trust 2004-A
SERVICING REPORT	Exhibit 99.3

Distribution Date	January 25, 2005
Transaction Month	8

Collection Period Month Begin	December 1, 2004
Collection Period Month End	December 31, 2004
Previous Payment Date (or Closing Date)	December 27, 2004
Actual Days in Accrual Period	29

ORIGINAL DEAL PARAMETERS
Initial Note Value	$658,742,296.58
Initial Aggregate Contract Balance	$660,300,219.59
Number of Contracts	8,749
Wtd. Avg. APR	5.71%
Wtd. Avg. Remaining Term	41
Annual Servicing Fee Rate	1.00%
Reserve Account Initial Deposit	$8,234,278.71
Specified Reserve Account Balance	$14,821,701.67
Class A-1 Note Original Principal Balance	$183,400,000.00
Class A-1 Note Rate	1.3704%
Class A-1 Note Final Scheduled Distribution Date	May 25, 2005
Class A-1 CUSIP Number	149114 BR 0
Class A-2 Note Original Principal Balance	$164,000,000.00
Class A-2 Note Rate	2.18%
Class A-2 Note Final Scheduled Distribution Date	December 26, 2006
Class A-2 CUSIP Number	149114 BS 8
Class A-3 Note Original Principal Balance	$283,300,000.00
Class A-3 Note Rate	3.13%
Class A-3 Note Final Scheduled Distribution Date	January 26, 2009
Class A-3 CUSIP Number	149114 BT 6
Class B Note Original Principal Balance	$18,161,000.00
Class B Note Rate	3.71%
Class B Note Final Scheduled Distribution Date	March 25, 2010
Class B CUSIP Number	149114 BU 3
Certificate Balance	$9,881,296.58

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Note Value	$509,553,724.33
Aggregate Contract Balance	$510,754,531.12
Number of Contracts	8,194
Wtd. Avg. APR	5.70%
Wtd. Avg. Remaining Term	34
Reserve Account Balance	$14,821,701.67
Class A-1 Note Outstanding Principal Balance	$34,211,427.75
Class A-1 Note Interest Shortfall	$0.00
Class A-2 Note Outstanding Principal Balance	$164,000,000.00
Class A-2 Note Interest Shortfall	$0.00
Class A-3 Note Outstanding Principal Balance	$283,300,000.00
Class A-3 Note Interest Shortfall	$0.00
Class B Note Outstanding Principal Balance	$18,161,000.00
Class B Note Interest Shortfall	$0.00
Servicing Fee Shortfall	$0.00

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections	$2,385,480.09
Total Principal Collections	$21,947,307.51
Residual Collections	$62,550.20
Warranty Repurchases Contracts	$0.00
Administrative Repurchases	$0.00
Liquidation Proceeds	$163,364.85
Reserve Account Reinvestment Income	$22,936.99
Total Available Amount	$24,581,639.64

Beginning Note Value	$509,553,724.33
Ending Note Value	$487,220,441.35
Beginning Aggregate Contract Balance	$510,754,531.12
Ending Aggregate Contract Balance	$488,346,742.70
Number of Contracts at Beginning of Period	8,194
Number of Contracts at End of Period	8,038
Wtd. Avg. APR	5.70%
Wtd. Avg. Remaining Term	33
Aggregate Scheduled Amounts 31-60 days past due	$7,016,298.82
Aggregate Scheduled Amounts 61 days or more past due	$4,472,921.42
Net Losses on Liquidated Receivables this Period	$133,457.64
Repossessed Equipment not Sold or Reassigned (Beginning)	$2,807,930.98
Repossessed Equipment not Sold or Reassigned (End)	$2,980,717.66

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due	$424,628.10
Has Reserve Account Reached the Specified Reserve Account Balance (Yes / No)?	Yes

Administration Fee	$500.00

Class A-1 Noteholders' Monthly Interest Distributable Amount	$37,767.14
Class A-1 Noteholders' Interest Carryover Shortfall	$0.00
Class A-1 Noteholders' Interest Distributable Amount	$37,767.14

Class A-2 Noteholders' Monthly Interest Distributable Amount	$297,933.33
Class A-2 Noteholders' Interest Carryover Shortfall	$0.00
Class A-2 Noteholders' Interest Distributable Amount	$297,933.33

Class A-3 Noteholders' Monthly Interest Distributable Amount	$738,940.83
Class A-3 Noteholders' Interest Carryover Shortfall	$0.00
Class A-3 Noteholders' Interest Distributable Amount	$738,940.83

Class A Noteholders' Monthly Interest Distributable Amount	$1,074,641.30
Class A Noteholders' Interest Carryover Shortfall	$0.00
Class A Noteholders' Interest Distributable Amount	$1,074,641.30

First Priority Principal Distribution Amount	$0.00

Class B Noteholders' Monthly Interest Distributable Amount	$56,147.76
Class B Noteholders' Interest Carryover Shortfall	$0.00
Class B Noteholders' Interest Distributable Amount	$56,147.76

Second Priority Principal Distribution Amount	$12,451,986.40

Net Excess Spread Amount	$0.00

Regular Principal Distribution Amount	$9,881,296.58

Total Required Payment	$14,007,403.56

Draw from Reserve Account	$0.00

Total Distribution Amount	$24,581,639.64

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1. Servicing Fee	$424,628.10
2. Administration Fee	$500.00
3. Class A Noteholders' Interest Distributable Amount to Class A Noteholders	$1,074,641.30
4. First Priority Principal Distribution Amount to Principal Distribution Account	$0.00
5. Class B Noteholders' Interest Distributable Amount to Class B Noteholders	$56,147.76
6. Second Priority Principal Distribution Amount to Principal Distribution Account	$12,451,986.40
7. Deposit to Reserve Account	$0.00
8. Regular Principal Distribution Amount to Principal Distribution Account	$9,881,296.58
10. Deposit to Certificate Distribution Account	$692,439.50

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1. Principal to Class A-1 Noteholders	$22,333,282.98
2. Principal to Class A-2 Noteholders	$0.00
3. Principal to Class A-3 Noteholders	$0.00
4. Principal to Class B Noteholders	$0.00
5. Deposit to Certificate Distribution Account	$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance	$14,821,701.67
Draw from Reserve Account to cover shortfalls	$0.00
Interim Specified Reserve Account Balance	$14,821,701.67
Deposit to Reserve Account Needed	$0.00
Deposit to Reserve Account from Collection Account	$0.00
Specified Reserve Account Balance	$14,821,701.67
Reserve Account Release deposited into Certificate Distribution Account	$0.00
Ending Reserve Account Balance	$14,821,701.67

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer	$424,628.10
Servicing Fee Shortfall	$0.00

Class A-1 Interest Paid	$37,767.14
Class A-1 Interest Shortfall	$0.00
Class A-1 Principal Paid	$22,333,282.98
Ending Class A-1 Principal Balance	$11,878,144.77

Class A-2 Interest Paid	$297,933.33
Class A-2 Interest Shortfall	$0.00
Class A-2 Principal Paid	$0.00
Ending Class A-2 Principal Balance	$164,000,000.00

Class A-3 Interest Paid	$738,940.83
Class A-3 Interest Shortfall	$0.00
Class A-3 Principal Paid	$0.00
Ending Class A-3 Principal Balance	$283,300,000.00

Class B Interest Paid	$56,147.76
Class B Interest Shortfall	$0.00
Class B Principal Paid	$0.00
Ending Class B Principal Balance	$18,161,000.00

Deposit to Certificate Distribution Account	$692,439.50

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